Schedule of Estimated Future Amortization Expense of Intangible Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
Finite lived intangible assets, fiscal year maturity [Abstract]
2018		$ 8,825
2019		8,825
2020		8,825
2021		8,825
2022		8,825
Thereafter		37,060
Total intangible assets, net	$ 76,773	$ 81,185	$ 90,013